Exhibit 10.2

DISTRIBUTION SERVICES AGREEMENT
Registered Commodity Pools

This Distribution Services Agreement (the “Agreement”) is made this 15th day of October, 2010, by and among Teucrium Commodity Trust, a Delaware statutory trust (the “Trust”), having its principal place of business at 232 Hidden Lake Road, Building A, Brattleboro, VT 05301, Foreside Fund Services, LLC, a Delaware limited liability company (the “Distributor”), having its principal place of business at Three Canal Plaza, Suite 100, Portland, ME 04101, and Teucrium Trading, LLC, a Delaware limited liability company (the “Sponsor”), with its principal place of business at 232 Hidden Lake Road, Building A, Brattleboro, VT 05301.

WHEREAS, the Sponsor is registered with the Commodity Futures Trading Commission  (the “CFTC”) as a commodity pool operator, is a member of the National Futures Association (“NFA”), and is subject to the Commodity Exchange Act, as amended (the “CEA”), and all of the relevant rules and regulations promulgated thereunder (collectively, the “Commodities Rules”) and serves as the commodity pool operator of the Trust;

WHEREAS, the Trust is a statutory trust organized under the laws of the State of Delaware, and has separate series (each a “Fund” and collectively, the “Funds”), each of which issues common units representing fractional individual beneficial interests in such Fund (“Shares”)

WHEREAS, the Sponsor desires to retain Foreside to serve as the distributor of certain Funds as listed on Exhibit A hereto (as amended from time to time);

WHEREAS, the Sponsor, on behalf of the Trust, has filed, or will file, with the Securities and Exchange Commission (the “SEC”) a registration statement for each Fund on Form S-1 or Form S-3 under the Securities Act of 1933, as amended (the “1933 Act”);

WHEREAS, the Distributor is a registered broker-dealer under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority (“FINRA”); and

WHEREAS, the Distributor desires to serve as distributor of the Funds and to provide the services described herein to the Funds.

NOW, THEREFORE, in consideration of the mutual promises and undertakings herein contained, the parties agree as follows:

1.	Appointment.

The Sponsor, on behalf of the Trust, hereby appoints the Distributor as the exclusive distributor of the Funds in accordance with this Agreement, on the terms and for the period set forth in this Agreement and subject to the registration requirements of the federal securities laws and of the laws governing the sale of securities in the various states, and the Distributor hereby accepts such appointment and agrees to act in such capacity hereunder.

2.	Definitions.

Wherever they are used herein, the following terms have the following meanings:

(a) “Prospectus” means any prospectus which constitutes part of the Registration Statement(s) of any Fund under the 1933 Act, as such Prospectus may be amended or supplemented and filed with the SEC from time to time;

(b) “Registration Statement” means the registration statement(s) under the 1933 Act filed with the SEC from time to time by the Trust on behalf of each Fund that has most recently been declared effective, including all documents filed as part thereof, and any amendments thereto at the time in effect;

(c) All capitalized terms used but not defined in this Agreement shall have the meanings ascribed to such terms in the Registration Statement and the Prospectus.

3.	Duties of the Distributor

(a) The Distributor agrees to act as agent of the Funds and to work with the Funds’ transfer agent (the “Transfer Agent”) in connection with the receipt and processing of all orders for purchases and redemptions of common units of beneficial interest of each Fund (“Shares”) in aggregations of a predetermined number of Shares specified in the Fund’s Prospectus (“Baskets”) from DTC Participants that have executed a Participant Agreement (the “Authorized Participants”), as defined in paragraph 3(b) hereof, with the Funds and the Sponsor.  The Funds acknowledge that the Distributor will accept all orders for Baskets in proper form, subject to the terms and conditions of the applicable Participant Agreement and guidelines established by the Sponsor from time to time and provided that it has not been notified by the Sponsor not to accept any or all orders.  Nothing herein contained shall prevent the Distributor from entering into like distribution service arrangements with other exchange-traded funds.

(b) The Distributor agrees to use commercially reasonable efforts to act as agent of the Funds with respect to the continuous distribution of Baskets of the Funds as set forth in each Registration Statement and in accordance with the provisions thereof.  The Distributor further agrees as follows: (i) at the request of the Sponsor, the Distributor shall coordinate the process by which Authorized Participants, the Funds and the Sponsor enter into participant agreements (“Participant Agreements”) for transactions in Baskets of the Funds, in accordance with the Registration Statement and Prospectus; (ii) the Distributor shall generate, transmit and maintain copies of confirmations of Basket purchase and redemption order acceptances to the purchaser or redeemer (such confirmations will indicate the time such orders were accepted and will be made available to the Sponsor promptly upon request); (iii) the Distributor shall deliver copies of the Prospectus to Authorized Participants who have purchased Baskets in accordance with the Participant Agreements; and (iv) the Distributor shall maintain telephonic, facsimile and/or direct computer communications links with the Transfer Agent.

(c) The Sponsor, on behalf of the Funds, reserves the right to suspend the right of redemption, or postpone the redemption settlement date, (1) for any period during which the NYSE Arca or any exchange on which the futures contracts primarily invested in by a Fund are regularly traded is closed other than for customary weekend or holiday closings, or trading is suspended or restricted, (2) for any period during which an emergency exists as a result of which the delivery, disposal or evaluation of Treasury Securities is not reasonably practicable, or (3) for such other period as the Sponsor determines to be necessary for the protection of the Shareholders.

(d) The Distributor is not authorized by the Sponsor or the Trust to give any information or to make any representations other than those contained in the Registration Statement or Prospectus or contained in shareholder reports or other material that may be prepared by or on behalf of the Funds for the Distributor’s use.  The Distributor shall be entitled to rely on and shall not be responsible in any way for information provided to it by the Sponsor with respect to the Funds and their other service providers and shall not be liable or responsible for the errors and omissions of such service providers, provided that the foregoing shall not be construed to protect the Distributor against any liability to the Funds or the Funds’ shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

(e) The Distributor shall ensure that all requests by Authorized Participants for Prospectuses, product descriptions and periodic fund reports, as applicable, are fulfilled.  The Distributor will generally make it known in the brokerage community that Prospectuses and product descriptions are available, including by (i) advising the exchange on which the Shares are listed on behalf of its member firms of the same, (ii) making such disclosure in all marketing and advertising materials prepared and/or filed by the Distributor with FINRA, and (iii) as may otherwise be required by the SEC.  The Distributor shall not bear any costs associated with printing Prospectuses and all other such materials.

(f) The Distributor agrees to provide information to the Sponsor with regard to the ongoing distribution process and for such other purposes as may be requested by the Sponsor from time to time.

(g) The Distributor shall review and approve all sales and marketing materials for compliance with applicable securities laws and regulations, including applicable FINRA rules, and, when required or reasonably believed to be appropriate by the Distributor after consultation with the Sponsor, file such materials with FINRA.  For most sales material, the Distributor agrees to complete its review within three business days after receipt from the Sponsor, however, for pieces of greater complexity and length, the Sponsor may take up to five business days to complete its review.  Notwithstanding the foregoing, the Distributor shall not be responsible for the compliance of sales and marketing materials with the CEA or the Commodities Rules, and the Sponsor shall be responsible for ensuring that all sales and marketing materials have been reviewed for compliance with the CEA and the Commodities Rules and filed with the CFTC or NFA, if applicable.

(h) The Distributor shall provide training to employees of the Sponsor with respect to the marketing material review process for which the Distributor is responsible, the SEC and FINRA regulations, and the applicability of these regulations as they relate to sales and marketing materials.  Such training shall be provided on-site at any office of the Sponsor if requested by the Sponsor, provided that the Sponsor pay all reasonable travel expenses associated therewith.

(i)  The Distributor shall provide confirmations of purchase and redemption order acceptances to purchasers and redeemers of Baskets, and shall notify the Authorized Participant of the rejection of any order of that Authorized Participant.

(j)           The Distributor shall furnish to the Sponsor copies of such other information, materials or information that the Sponsor may reasonably request to enable it to perform its obligations under this Agreement or for use in connection with the distribution of Baskets.

4.	Duties of the Funds.

(a) The Sponsor, on behalf of the Trust, agrees that it will take all reasonable action necessary to monitor the number Shares registered by each Fund under the 1933 Act that remain available for sale.  The Sponsor will make available to the Distributor such number of copies of the Funds’ then currently effective Prospectus as the Distributor may reasonably request.  The Sponsor shall furnish to the Distributor copies of such other information, materials or information that the Distributor may reasonably request to enable it to perform its obligations under this Agreement or for use in connection with the distribution of Baskets.

5.	Fees and Expenses.

(a) The Distributor shall be entitled to receive compensation from the Trust related to its services hereunder or for additional services as may be agreed to between the Sponsor, on behalf of the Trust, and the Distributor, in accordance with the Fee Schedule attached hereto as Exhibit B;

(b) The Trust shall bear the cost and expenses of: (i) the registration of Shares for sale under the Securities Act; and (ii) the costs related to any filings required pursuant to the Commodities Rules, as applicable;

(c) The Distributor shall pay (i) all expenses relating to Distributor’s broker-dealer qualification and registration under the 1934 Act; and (ii) the expenses incurred by the Distributor in connection with routine FINRA filing fees;

(d) Notwithstanding anything in this Agreement to the contrary, the Distributor and its affiliates may receive compensation or reimbursement from the Trust with respect to any services not included under this Agreement, as may be agreed upon by the parties from time to time;

(e) Pursuant to FINRA Rule 2310, the payments to the Distributor under this Agreement and under any other agreement between the Distributor or any of its affiliates and the Funds or the Sponsor with respect to the Funds, will not, in the aggregate, exceed 10% of the aggregate dollar amount of the offering.  The Trust will advise the Distributor if the payments described hereunder must be limited, when combined with any selling commissions charged by other FINRA members and other payments that would constitute underwriting compensation under FINRA Rule 2310, in order to comply with the 10% limitation on underwriting compensation in such Rule; and

(f) The Sponsor shall provide to the Distributor on an on-going basis information reasonably necessary to enable Distributor to ensure compliance with FINRA Rule 2310, including the amount of the proceeds of the offering, any compensation paid to broker-dealers other than the Distributor and information on total organization and offering expenses.

6.	Indemnification.

(a) The Trust agrees to indemnify and hold harmless the Distributor, its affiliates and each of their respective directors, officers and employees and agents and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act (any of the Distributor, its officers, employees, agents and directors or such control persons, for purposes of this paragraph, a “Distributor Indemnitee”) against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith) arising out of or based upon (i) the Distributor providing services to the Funds in accordance with the standards in this Agreement; (ii) any claim that the Registration Statement, Prospectus, product description, shareholder reports, sales literature and advertisements specifically approved by the Funds and the Sponsor or other information filed or made public by the Funds (as from time to time amended), included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein (and in the case of the Prospectus and product description, in light of the circumstances under which they were made) not misleading under the 1933 Act, or any other statute or the common law; (iii) the material breach by the Trust or any Fund of any obligation, representation or warranty contained in this Agreement; or (iv) the Trust’s or any Fund’s failure to comply in any material respect with applicable securities or commodities laws.

Notwithstanding the preceding paragraph, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Funds by or on behalf of the Distributor.  The Trust will also not indemnify any Distributor Indemnitee with respect to any untrue statement or omission made in the Registration Statement, Prospectus or product description that is subsequently corrected in such document (or an amendment thereof or supplement thereto) if a copy of the Prospectus (or such amendment or supplement) was not sent or given to the person asserting any such loss, liability, claim, damage or expense at or before the written confirmation to such person in any case where such delivery is required by the 1933 Act and the Trust had notified the Distributor of the amendment or supplement prior to the sending of the confirmation. In no case is the indemnity of the Trust in favor of any Distributor Indemnitee to be deemed to protect the Distributor Indemnitee against any liability to the Trust, the Funds or their respective shareholders to which the Distributor Indemnitee would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations under this Agreement.

Failure to notify the Trust of any claim shall not relieve the Trust from any liability that it may have to any Distributor Indemnitee against whom such action is brought unless failure or delay to so notify the trust prejudices the Trust’s ability to defend against such claim.  The Trust shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any suit brought to enforce any claims, but if the Trust elects to assume the defense, the defense shall be conducted by counsel chosen by the Trust and consented to by Distributor Indemnitee, defendant or defendants in the suit, which consent shall not be unreasonably withheld.  In the event the Trust elects to assume the defense of any suit and retain counsel, Distributor Indemnitee, defendant or defendants in the suit, shall bear the fees and expenses of any additional counsel retained by them.  If the Trust does not elect to assume the defense of any suit, it will reimburse the Distributor Indemnitee, defendant or defendants in the suit, for the reasonable fees and expenses of any counsel retained by them.  The Distributor agrees to notify the Sponsor and the Trust  promptly of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of any of the Creation Units or the Shares.

(b) The Distributor agrees to indemnify and hold harmless the Trust, the Sponsor and each of their managers and officers and any person who controls the Trust within the meaning of Section 15 of the 1933 Act (for purposes of this Section, the Funds, the Sponsor and each of their managers and officers and their controlling persons are collectively referred to as the “Trust Affiliates”) against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith) arising out of or based upon (i) the allegation of any wrongful act of the Distributor or any of its directors, officers, employees or affiliates in connection with its activities as Distributor pursuant to this Agreement; (ii) the material breach of any obligation, representation or warranty contained in this Agreement by the Distributor; (iii) the Distributor’s failure to comply in any material respect with applicable securities laws, including applicable FINRA regulations; or (iv) any allegation that the Registration Statement, Prospectus, product description, shareholder reports, any information or materials relating to the Funds (as described in section 3(g)) or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements not misleading, insofar as such statement or omission was made in reliance upon, and in conformity with information furnished to the Trust by or on behalf of the Distributor.

In no case is the indemnity of the Distributor in favor of any Trust Affiliate to be deemed to protect any Trust Affiliate against any liability to the Funds or its security holders to which such Trust Affiliate would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

Failure to notify the Distributor of any claim shall not relieve the Distributor from any liability that it may have to the Trust Affiliate against whom such action is brought on account of its indemnity agreement contained in this Section unless failure or delay to so notify the Distributor prejudices the Distributor’s ability to defend against such claim.  The Distributor shall be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce the claim, but if the Distributor elects to assume the defense, the defense shall be conducted by counsel chosen by it and consented to by the Trust Affiliate, defendant or defendants in the suit, which consent shall not be unreasonably withheld.  In the event that Distributor elects to assume the defense of any suit and retain counsel, the Funds or controlling person or persons, defendant or defendants in the suit, shall bear the fees and expenses of any additional counsel retained by them.  If the Distributor does not elect to assume the defense of any suit, it will reimburse the Funds, the Sponsor, their officers and managers or controlling person or persons, defendant or defendants in the suit, for the reasonable fees and expenses of any counsel retained by them.  The Trust and the Sponsor agrees to notify the Distributor promptly of the commencement of any litigation or proceedings against them or any of their officers in connection with the issuance or sale of any of the Baskets or the Shares.

(c) No indemnified party shall settle any claim against it for which it intends to seek indemnification from the indemnifying party, under the terms of section 6(a) or 6(b) above, without prior written notice to and consent from the indemnifying party, which consent shall not be unreasonably withheld.  No indemnified or indemnifying party shall settle any claim unless the settlement contains a full release of liability with respect to the other party in respect of such action.  This section 6 shall survive the termination of this Agreement.

7.	Representations.

(a) The Distributor represents and warrants that (i) it is duly organized as a Delaware limited liability company and is and at all times will remain duly authorized and licensed under applicable law to carry out its services as contemplated herein; (ii) the execution, delivery and performance of this Agreement are within its power and have been duly authorized by all necessary action; (iii) its entering into this Agreement or providing the services contemplated hereby does not conflict with or constitute a default or require a consent under or breach of any provision of any agreement or document to which the Distributor is a party or by which it is bound; (iv) it is registered as a broker-dealer under the 1934 Act and is a member of FINRA, and (v) it is in material compliance with all laws, rules and regulations applicable to it, including but not limited to the rules and regulations promulgated by FINRA.

(b) The Distributor acknowledges that it is a financial institution subject to the USA Patriot Act of 2001 and the Bank Secrecy Act (collectively, the “AML Acts”), which require, among other things, that financial institutions adopt compliance programs to guard against money laundering.  The Distributor represents and warrants that it is in compliance with and will continue to comply with the AML Acts and applicable regulations in all relevant respects.  The Distributor agrees that it will take such further steps, and cooperate with the other as may be reasonably necessary, to facilitate compliance with the AML Acts, including but not limited to the provision of copies of its written procedures, policies and controls related thereto (“AML Operations”).  Notwithstanding the foregoing, it is expressly understood and agreed that neither the Sponsor nor any of its directors, officers, employees or agents, on its own behalf or on behalf of the Funds, shall have access to any of Distributor’s AML Operations, books or records pertaining solely to services of Distributor not performed for the Sponsor or the Funds or relating specifically to other clients of the Distributor.

(c) The Distributor and the Sponsor, on behalf of the Trust, each individually represent and warrant that it has in place and will maintain physical, electronic and procedural safeguards reasonably designed to protect the security, confidentiality and integrity of, and to prevent unauthorized access to or use of, records and information relating to consumers and customers of the Funds.  The Sponsor, on behalf of the Trust, further represents to the Distributor that it has adopted a statement of its privacy policies and practices as required by applicable Commodity Rules and agrees to provide to the Distributor a copy of that statement annually.

(d) The Sponsor, on its own behalf and on behalf of the Trust, represents and warrants that (i) the Trust is duly organized as a Delaware statutory trust and is and at all times will remain duly authorized to carry out its obligations as contemplated herein; (ii) the execution, delivery and performance of this Agreement are within the power of the Sponsor and the Trust and have been duly authorized by all necessary action; (iii) entering into this Agreement by the Sponsor and the Trust does not conflict with or constitute a default or require a consent under or breach of any provision of any agreement or document to which the Trust or the Sponsor is a party or by which either is bound; (iv) the Sponsor is duly registered with the NFA as a Commodity Pool Operator and the Sponsor will ensure compliance by the Trust with the CEA and all of the relevant Commodities Rules; (v) it possesses, licenses or has other rights to use all patents, patent applications, trademarks and service marks, trademark and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, “Intellectual Property”) necessary for or used in the conduct of the Trust’s business and for the offer, issuance, distribution and sale of the Shares in accordance with the terms of the Prospectus and this Agreement, and such Intellectual Property does not and will not breach or infringe the terms of any Intellectual Property owned, held or licensed by any third party; (vi) the Registration Statement and the Prospectus have been prepared, and all sales literature and advertisements (“Sales Literature and Advertisements”) approved by the Sponsor with respect to the Funds or other materials prepared by or on behalf of the Funds shall be prepared, in all material respects, in conformity with the CEA, the Commodities Rules, the 1933 Act and the rules and regulations of the SEC (the “SEC Rules and Regulations”); (vii) the Registration Statement and the Prospectus contain, and all Sales Literature and Advertisements shall contain, all statements required to be stated therein in accordance with the CEA, the Commodities Rules, the 1933 Act, the SEC Rules and Regulations, and FINRA Rules and Regulations; and (viii) all statements of fact contained therein, or to be contained in all Sales Literature and Advertisements, are or will be true and correct in all material respects at the time indicated or the effective date, as the case may be, and none of the Registration Statement, any Fund’s Prospectus, nor any Sales Literature and Advertisements shall include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances in which made, not misleading.  Notwithstanding the above, the Sponsor makes no representation regarding information included in the Registration Statement or Prospectus in reliance upon and in conformity with information furnished to the Trust by or on behalf of the Distributor or regarding Sales Literature and Advertisements prepared by the Distributor.  The Trust shall, from time to time, file such amendment or amendments to the Registration Statement and the Prospectus as, in the light of future developments, shall, in the opinion of counsel to the Sponsor, be necessary in order to have the Registration Statement and the Prospectus at all times contain all material facts required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances in which made, not misleading. The Trust shall not file any amendment to the Registration Statement or the Prospectus without giving the Distributor reasonable notice thereof in advance and the Sponsor shall promptly notify the Distributor of any stop order suspending the effectiveness of the Registration Statement.  Notwithstanding the foregoing, the Trust shall not be deemed to make any representation or warranty as to any information or statement provided by the Distributor for inclusion in the Registration Statement or any Fund’s Prospectus.

8.	Duration, Termination and Amendment.

(a) This Agreement shall be effective on the date set forth above, and unless terminated as provided herein, shall continue for two years from its effective date, and thereafter from year to year, provided such continuance is approved annually by the Sponsor.  This Agreement may be terminated at any time, without the payment of any penalty, as to each individual Fund by the Sponsor or by the Distributor, on at least sixty (60) days’ prior written notice.

(b) No provision of this Agreement may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against which an enforcement of the change, waiver, discharge or termination is sought.

9.	Notice.

Any notice or other communication authorized or required by this Agreement to be given to either party shall be in writing and deemed to have been given when delivered in person or by confirmed facsimile, or posted by certified mail, return receipt requested, to the following address (or such other address as a party may specify by written notice to the other):

If to the Distributor:
Foreside Fund Services, LLC
ATTN:  Legal/Compliance
Three Canal Plaza, Suite 100
Portland, ME  04101
Telephone:  (207) 553-7110
Facsimile:  (207) 553-7151

If to the Sponsor:
Teucrium Trading, LLC
ATTN:  Dale Riker
232 Hidden Lake Road
Building A
Brattleboro, VT 05301
Telephone:  (802) 257-1617
Facsimile:

If to the Trust:
Teucrium Commodity Trust
ATTN:  Dale Riker
232 Hidden Lake Road
Building A
Brattleboro, VT 05301
Telephone:  (802) 257-1617
Facsimile:

10.	Choice of Law.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to the choice of laws provisions thereof.

11.	Counterparts.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

12.	Severability.

If any provisions of this Agreement shall be held or made invalid, in whole or in part, then the other provisions of this Agreement shall remain in force.  Invalid provisions shall, in accordance with this Agreement’s intent and purpose, be amended, to the extent legally possible, in order to effectuate the intended results of such invalid provisions.

13.	Confidentiality.

During the term of this Agreement, the Distributor and the Sponsor, on its own behalf and on behalf of the Trust, may have access to confidential information relating to such matters as either party’s business, trade secrets, systems, procedures, manuals, products, contracts, personnel, and clients.  As used in this Agreement, “Confidential Information” means information belonging to one of the parties that is of value to such party and the disclosure of which could result in a competitive or other disadvantage to such party.  Confidential Information may include, without limitation, financial information, proposal and presentations, reports, forecasts, inventions, improvements and other intellectual property; trade secrets; know-how; designs, processes or formulae; software; market or sales information or plans; customer lists; and business plans, prospects and opportunities (such as possible acquisitions or dispositions of businesses or facilities).  Confidential Information may include information developed by either party in the course of engaging in the activities provided for in this Agreement.  Confidential Information does not include: (i) information that is or becomes publicly known through lawful means; (ii) information that is disclosed to the other party without a confidential restriction by a third party who rightfully possesses the information and did not obtain it, either directly or indirectly, from one of the parties, as the case may be, or any of their respective principals, employees, affiliated persons, or affiliated entities.  The parties understand and agree that all Confidential Information shall be kept confidential by the other both during and after the term of this Agreement.  Each party shall maintain commercially reasonable information security policies and procedures for protecting Confidential Information.  The parties further agree that they will not, without the prior written approval by the other party, disclose such Confidential Information, or use such Confidential Information in any way, either during the term of this Agreement or at any time thereafter, except as required in the course of this Agreement and as provided by the other party or as required by law.  Upon termination of this Agreement for any reason, or as otherwise requested by the Sponsor, all Confidential Information of the Sponsor, the Trust or any Fund held by or on behalf of the Distributor shall be promptly returned to the Sponsor, or an authorized officer of the Distributor will certify to the Sponsor in writing that all such Confidential Information has been destroyed, provided that Distributor may retain Confidential Information to the extent required by regulatory record retention requirements applicable to it.  This section 13 shall survive the termination of this Agreement.  Notwithstanding the foregoing, a party may disclose the other’s Confidential Information if (i) required by law, regulation or legal process or if requested by the SEC, CFTC, NFA, FINRA or other governmental regulatory agency with jurisdiction over the parties hereto or (ii) requested to do so by the other party; provided that in the event of (i), the disclosing party shall give the other party reasonable prior notice of such disclosure to the extent reasonably practicable and shall reasonably cooperate with the other party (at such other party’s expense) in any efforts to prevent such disclosure.

14.	Limitation of Liability.

This Agreement is executed by or on behalf of the Trust with respect to each Fund and the obligations hereunder are not binding upon any of the trustees, officers or shareholders of a Fund individually but are binding only upon each Fund to which such obligations pertain and the assets and property of such Fund.  Separate and distinct records are maintained for each Fund and the assets associated with any such Fund are held and accounted for separately from the other assets of any other Fund.  The debts, liabilities, obligations, and expenses incurred, contracted for, or otherwise existing with respect to a particular Fund shall be enforceable against the assets of that Fund only, and not against the assets of any other Fund, and none of the debts, liabilities, obligations, and expenses incurred, contracted for, or otherwise existing with respect to any other Fund shall be enforceable against the assets of that Fund.  The Trust’s Agreement and Declaration of Trust, as may be amended form time to time, is on file with the Sponsor.

15.	Use of Names; Publicity.

The Funds shall not use the Distributor’s name, or any trade or service mark owned by or licensed to the Distributor, in any offering material, shareholder report, advertisement or other material relating to the Funds, other than for the purpose of merely identifying and describing the functions of the Distributor hereunder and under any Distribution Consulting and Marketing Services Agreement among the Sponsor, the Trust and the Distibutor, in a manner not approved by the Distributor in writing prior to such use, such approval not to be unreasonably withheld.  The Distributor hereby consents to all uses of its name required by the SEC, the CFTC, any state securities commission, or any federal or state regulatory authority.

The Distributor or its affiliates shall not use the name of the Trust or the Sponsor in any offering material, shareholder report, advertisement or other material relating to the Distributor, other than for the purpose of merely identifying the Funds hereunder, in a manner not approved by the Sponsor in writing prior to such use, provided that in no case shall such approval be unreasonably withheld.  The Sponsor and the Trust hereby consent to all uses of their names required by FINRA, the SEC, the CFTC or any state securities commission, or any federal or state regulatory authority.  The Sponsor and the Trust also hereby consent to the inclusion of the Sponsor’s and/or Trust’s names on the Distributor’s website noting such parties as clients of the Distributor.

None of the Sponsor, the Trust or the Distributor will disclose any of the economic terms of this Agreement, except as may be required by law.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the date first set forth above.

TEUCRIUM TRADING, LLC, on behalf of the
Trust
By: /s/ Dale Riker
Name: Dale Riker Title: Secretary/Treasurer
TEUCRIUM TRADING, LLC
By: /s/ Dale Riker
Name: Dale Riker Title: Secretary/Treasurer
FORESIDE FUND SERVICES, LLC
By: /s/ Richard J. Berthy
Name:Richard J. Berthy Title:Vice President

EXHIBIT A

Teucrium Corn Fund
Teucrium WTI Crude Oil Fund
Teucrium Natural Gas Fund

EXHIBIT B

Fee Schedule*

Sponsor pays the Fixed Fee or the Asset-Based Fee (for the combined average net assets under management), whichever is greater.

Fixed FeeOne-time	Rate
Fixed Fee based on number of Funds 1) One Operational Fund 2) Two Operational Funds 3) Three Operational Funds
$150,000 per annum, calculated and billed monthly ($12,500 per month)
$250,000 per annum, calculated and billed monthly ($20,833.33 per month)
$300,000 per annum, calculated and billed monthly ($25,000 per month)

OR

Asset-Based Fee	Rate
All Assets under management for Funds listed in Exhibit A	10 basis points (0.10%) per annum on the total average net assets of the Funds listed in Exhibit A. Such fee to be calculated and billed monthly.

Out-Of-Pocket and Related Expenses

The Adviser shall also reimburse Distributor for reasonable out-of-pocket and ancillary expenses incurred in the provision of services pursuant to this Agreement, including but not limited to the following: communications; postage and delivery services; record storage and retention; reproduction; reasonable travel expenses incurred in connection with the provision of the services pursuant to the Distribution Services Agreement; and any other expenses incurred in connection with the provision of the services pursuant to this Agreement.

*The fees set forth herein include compensation in full for the services provided by Distributor pursuant to this Agreement and the Distribution Consulting and Marketing Services Agreement entered into by and among Foreside, the Trust and the Sponsor and dated as of even date herewith.